SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2007

ASAP SHOW, INC.
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-51554 (Commission File Number)	20-2934409 (IRS Employer Identification No.)

4349 Baldwin Ave Unit A
El Monte CA 91731
(Address of Principal Executive Offices)

(626) 636-2530
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 4, 2007, ASAP Show, Inc. (the "Company") dismissed KMS Corbin & Company LLP (the "Former Auditor") as its independent registered public accounting firm. The Company's dismissal of the Former Auditor was made by the Audit Committee of the Board of Directors of the Company, and, was ratified by the entire Board of Directors at its meeting on April 4, 2007.

The Former Auditor's report on the Company's financial statements for each of the years ended May 31, 2005 and May 31, 2006 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principals.

In connection with the audit for the year ended May 31, 2005 and for the year ended May 31, 2006, and the subsequent interim period through the date of dismissal, there were no disagreements with the Former Auditor on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Former Auditor, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years.

The Company has engaged the firm of Sutton Robinson Freeman & Co., P.C. (the "New Auditor") as its independent auditor effective on or about April 1, 2007, to act as its independent auditor for the fiscal year ending May 31, 2007.

During the two most recent fiscal years and the interim period preceding the appointment of the New Auditor, the Company has not consulted the New Auditor regarding either (i) the application of the accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor advice was provided to the Company that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting of financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as defined in Regulation S-K, Item 304(a)(1)).

The Company has authorized and requested the Former Auditor to respond fully to the inquiries of the New Auditor regarding the matters above.

The Company has provided the Former Auditor with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K. The Registrant requested that the Former Auditor furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. The Registrant has annexed such letter hereto as Exhibit 16.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable
(b) Not applicable
(c) The following document is filed herewith as an exhibit to this Form 8-K:

16.1 Letter from Corbin & Company LLP, dated April 4, 2007.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASAP SHOW, INC. (Registrant)

Date: April 23, 2007	By:	/s/ Frank Yuan
Frank Yuan
Chairman and CEO